CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY [***], HAS BEEN OMITTED BECAUSE EQUILLIUM, INC.

HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND

(II) WOULD LIKELY CAUSE COMPETITIVE HARM TO

EQUILLIUM, INC. IF PUBLICLY DISCLOSED.

Exhibit 10.18

THIRD AMENDMENT TO

COLLABORATION AND LICENSE AGREEMENT

This Third Amendment to Collaboration and License Agreement (“Amendment”) is made and entered into effective as of December 10, 2019 (the “Amendment Date”), by and between Equillium, Inc., a corporation organized under the laws of the State of Delaware, USA, with its principal office at 2223 Avenida de la Playa, Suite 108, La Jolla, California 92037, USA (“Equillium”), and Biocon Limited, a company incorporated and existing under the laws of India and having its registered office at 20th KM, Hosur Road, Electronics City P.O. Bangalore 560 100, India (“Biocon”).

Recitals

Whereas, Equillium and Biocon (as successor-in-interest to Biocon’s Affiliate, Biocon SA) are parties to that certain Collaboration and License Agreement dated May 22, 2017 (the “Original Agreement”), as amended by that certain First Amendment to Collaboration and License Agreement dated September 28, 2018, and that certain Second Amendment to Collaboration and License Agreement dated April 22, 2019 (collectively with the Original Agreement, the “Agreement”);

Whereas, Equillium and Biocon have entered into a Letter Agreement dated August 28, 2019 (the “Letter Agreement”), with respect to certain matters relating to the Biocon Territory as set forth in detail in the Letter Agreement;

Whereas, Equillium desires to expand the Equillium Territory, and, in recognition of Equillium’s progress to date in developing Product and in securing funding for such development, Biocon is willing to expand the Equillium Territory, to include Australia and New Zealand; and

Whereas, the parties now wish to amend the Agreement as expressly set forth herein.

Agreement

Now, Therefore, in consideration of the foregoing premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Equillium and Biocon hereby agree as follows:

1.Defined Terms. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings provided in the Agreement.

2.Biocon Territory. Australia and New Zealand are hereby deleted from Exhibit C to the Original Agreement.

3.Equillium Territory. Section 1.41 of the Original Agreement is hereby amended and restated to read in its entirety as follows:

“1.41 “Equillium Territory” shall mean: (a) the US, including its territories and possessions, and Canada (collectively, the “North American Territory”); and (b) Australia and New Zealand (collectively, the “AUS/NZ Territory”).”

4.Royalties Payable by Equillium. The table of royalty rates applicable to tiers of aggregate annual Net Sales in the Equillium Territory in Section 5.4(a) of the Original Agreement is hereby replaced with the following tables of (a) royalty rates applicable to tiers of aggregate annual Net Sales by Equillium and its Affiliates and Sublicensees in the North American Territory and (b) royalty rates applicable to tiers of aggregate annual Net Sales by Equillium and its Affiliates (but not by Sublicensees) in the AUS/NZ Territory, respectively:

Tiers of Aggregate Annual Net Sales by Equillium and its Affiliates
and Sublicensees in North American Territory	Royalty Rate

That portion of aggregate annual Net Sales of Products by Equillium and its Affiliates and Sublicensees in the North American Territory in a calendar year that is less than or equal to $[***] million	[***]%

That portion of aggregate annual Net Sales of Products by Equillium and its Affiliates and Sublicensees in the North American Territory in a calendar year that is greater than $[***] million and less than or equal to $[***] billion.

[***]%

That portion of aggregate annual Net Sales of Products by Equillium and its Affiliates and Sublicensees in the North American Territory in a calendar year that is greater than $[***] billion and less than or equal to $[***] billion

[***]%

That portion of aggregate annual Net Sales of Products by Equillium and its Affiliates and Sublicensees in the North American Territory in a calendar year that is greater than $[***] billion	[***]%

Tiers of Aggregate Annual Net Sales by Equillium and its Affiliates
(but not by Sublicensees) in AUS/NZ Territory	Royalty Rate

That portion of aggregate annual Net Sales of Products by Equillium and its Affiliates (but not by Sublicensees) in the AUS/NZ Territory in a calendar year that is less than or equal to $[***] million	[***]%

That portion of aggregate annual Net Sales of Products by Equillium and its Affiliates (but not by Sublicensees) in the AUS/NZ Territory in a calendar year that is greater than $[***] million and less than or equal to $[***] million

[***]%

That portion of aggregate annual Net Sales of Products by Equillium and its Affiliates (but not by Sublicensees) in the AUS/NZ Territory in a calendar year that is greater than $[***] million and less than or equal to $[***] million

[***]%

That portion of aggregate annual Net Sales of Products by Equillium and its Affiliates (but not by Sublicensees) in the AUS/NZ Territory in a calendar year that is greater than $[***] million	[***]%

2.

5.Sublicensing of AUS/NZ Territory Rights. In the event that Equillium enters into any agreement granting a Third Party a sublicense under the Equillium License to develop and commercialize ITO and Products in the Field in the AUS/NZ Territory (an “AUS/NZ Territory Sublicense”), any upfront payment received by Equillium from the applicable Sublicensee for such AUS/NZ Territory Sublicense under such agreement shall first be used to reimburse Equillium for the documented reasonable out-of-pocket costs, including, without limitation, travel costs and legal fees and costs, incurred by Equillium in the negotiation of such agreement, including the term sheet for such definitive license agreement (“Equillium AUS/NZ Transaction Costs’"). Equillium shall inform Biocon in writing of the amount of such Equillium AUS/NZ Transaction Costs and provide copies of reasonable supporting documentation for such Equillium AUS/NZ Transaction Costs to Biocon. Equillium shall pay to Biocon: (a) [***]% of the remainder of such upfront payment (after reimbursement of Equillium AUS/NZ Transaction Costs) within [***] days after receipt of such upfront payment and determination of the amount of Equillium AUS/NZ Transaction Costs to be deducted therefrom; and (b) [***]% of each other payment received by Equillium from such Sublicensee for the AUS/NZ Territory Sublicense (including, without limitation, royalty payments with respect to Net Sales of Products by such Sublicensee in the AUS/NZ Territory) under such agreement within [***] days after receipt of such payment.

6.Effectiveness of Agreement. Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

7.Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument. This Amendment may be executed by facsimile or PDF signatures, which signatures shall have the same force and effect as original signatures.

[Signature page follows.]

3.

In Witness Whereof, the parties have duly executed this Third Amendment to Collaboration and License Agreement as of the Amendment Date.

Equillium, Inc.		Biocon Limited

By:	/s/ Bruce D. Steel	1. By:	/s/ Siddhath Mittal

Name:	Bruce D. Steel	Name:	SIDDHATH MITTAL

Title:	President and Chief Business Officer	Title:	PRESIDENT - FINANCE

		2. By:	/s/ Kiran Mazumdar - Shaw

		Name:	KIRAN MAZUMDAR - SHAW

		Title:	CHAIR PERSON & MANAGING DIRECTOR.

4.